SUPPLEMENT DATED NOVEMBER 20, 1995
                    TO PROSPECTUS DATED NOVEMBER 20, 1995 FOR

            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                        Discovery(sm) Preferred Contracts

As noted on pages 12 and 13, the Contract provides for a Mortality and Expense Risk Charge and an Administrative Charge. The Mortality and Expense Risk Charge, which reimburses Pruco Life for assuming certain risks related to estimates of longevity and expenses, is deducted daily from the assets of each of the variable investment options at an annual rate of 1.25%. The Administrative Charge, which reimburses Pruco Life for the expenses incurred in administering the Contracts, is deducted daily from the assets of each of the variable investment options at an annual rate of 0.15%.

Pruco Life has determined not to assess the Mortality and Expense Risk Charge and Administrative Charge until after December 31, 1995. Pruco Life intends to assess these charges as of January 1, 1996. These charges are not assessed against amounts allocated to the interest-rate investment options.

DISCOP-SUP Ed. 11-95 Catalog No. 64M634D